UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska   68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 4/30/13

Item 1.  Reports to Stockholders.

Annual Report

April 30, 2013

CMG SR TACTICAL BOND FUND (FORMERLY CMG ABSOLUTE RETURN STRATEGIES FUND)

CLASS A SHARES - CMGTX

CLASS I SHARES - CMGOX

CMG TACTICAL EQUITY STRATEGY FUND

CLASS A SHARES - SCOTX

CLASS I SHARES – SCOIX

MANAGER CLASS SHARES - SCTMX

1-866-CMG-9456

www.cmgmutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG SR Tactical Bond Fund or CMG Tactical Equity Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for the CMG SR Tactical Bond Fund (formerly CMG Absolute Return Strategies Fund) and the CMG Tactical Equity Strategy Fund.

CMG SR Tactical Bond Fund Update

The Fund (Class A shares) returned +1.39% over the past year (April 30, 2012 through April 30, 2013) net of fees. The Morningstar Multi-Alternative fund category, the Fund’s peer group, returned +3.05% over the past year (April 30, 2012 through April 30, 2013). The benchmark for the Fund, the HFRI Macro Systematic Diversified Index, returned +2.03% over past year (April 30, 2012 through April 30, 2013).

Over the past year, the portfolio was allocated in approximately equal allocations of 20-25% to four core strategies: the CMG Managed High Yield Bond Program, the CMG SR Treasury Bond Program, the Scotia Partners Growth S&P Plus Program and the Traub Capital FX Program. The CMG Managed High Yield Bond Program and the CMG SR Treasury Bond Program generated positive performance over the past 12 months while the Scotia Partners Growth S&P Plus Program and the Traub Capital FX Program detracted from the fund’s performance with negative returns.

It was a favorable period for the CMG HY Managed High Yield Bond Program (“CMG HY”) as U.S. high yield bonds gained in price as interest rates moved lower and were supported by strong investor demand in search of higher yields. CMG HY returned +9.30% over the past 12 months, gross of fees.  CMG HY was primarily long during over the past year as high yield bonds continued to rally. The Federal Reserve has remained committed to its zero interest rate policy forcing many investors into higher yielding investments. The result has been to push yields on high yield bonds to the lowest level on record, 5.05%, as measured by the Merrill Lynch US High Yield Master II Index. That level is down from 8.30% at the end of 2011.  Furthermore, low yields and easy monetary policy has allowed for record levels of new issuance globally as more than $133 billion in global high yields bonds were issued during the first quarter of 2013 alone.  In the U.S., new issuance fell just short of the record set in the third quarter of last year.  All of that new issuance has been met with strong investor demand as reflected in current prices.  However, the credit quality of new issues has dropped as less credit worthy companies gained access to capital at lower rates. The result of the Fed policy and money flows into the high yield space looking to get invested is pushing high yield managers into lower quality credits at exactly the wrong time. While there is ample global liquidity, with yields at 5.70% and the quality of bonds weakening, we believe there is good reason to keep an eye on the increased risk.  We expect defaults to increase over the next several years.

The Scotia Growth S&P Plus trading strategy (“Scotia”) returned -7.36%, gross of fees over the past year.  The second half of 2012 proved a difficult trading environment for the strategy that caused a number of whip-saw trades. The strategy has rebounded strongly to start 2013 as the upward trend in equities has kept Scotia’s model primarily in a bullish position while still providing the countertrend declines that allow the strategy to trade actively. The strategy returned +4.94%, gross of fees through April 30 2013 and added another 6.91% in May. More importantly, we have seen a higher rate of positive trades and believe the market environment is changing to one more favorable for the strategy.

The Traub Capital FX Strategy (“Traub FX”) returned -7.58%, gross of fees, for the twelve month period ending April 30, 2012. Traub FX was allocated primarily in a long dollar position versus most currencies for past year. The primary factor driving the allocation has been the short end of the yield curve and the steepness of the yield curve. The model has favored currencies with lower levels of interest rates as they serve as safe havens in risk off environments. As a result the strategy has been long US Dollar and short Euro, short UK Pound and short commodity based currencies like the Australian and Canadian Dollars. The strategy struggled in 2012 primarily due to central bank interventions and the volatility surrounding the Euro crisis. The Euro in particular has been very volatile as the drama of the Euro has played out, moving from fear to hope and back to fear again as full resolution to the crisis remains ephemeral. In the past twelve months the Euro futures have seen record levels of short interest and long interest as global traders react to the gyrations of European policy makers. These rapid changes have proved difficult for the strategy and for most managed futures and systematic traders.

The CMG SR Treasury Bond Program (“CMG SR”) returned +14.57%, gross of fees, for the Fund over the past twelve months ending April 30, 2013. The strategy was primarily long the 30 year US Treasury Bond in for most of 2012, supported by the strong commitment of the Federal Reserves Quantitative Easing policy. Strong economic indicators in the first quarter pointed to sustained GDP growth and signs that the Federal Reserve may slow its pace or end its bond buying program entirely and cause bonds to sell off and interest rates to rise. As a result the models indicators point to a period of higher interest rates and the strategy has been primarily short US Treasury Bonds in 2013.

CMG Tactical Equity Strategy Fund Update

The Fund (Class A shares) returned -6.99% over the past year (April 30, 2012 through April 30, 2013) net of fees. The Morningstar Long Short Equity Category, the Fund’s peer group, returned +5.13% over the past year (April 30, 2012 through April 30, 2013) net of fees. The benchmark for the Fund, the Barclays Equity Long/Short Index, returned +6.91% over the past year (April 30, 2012 through April 30, 2013) net of fees.

The Fund’s equity long short strategy, sub-advised by Scotia Partners, LLC, generated negative performance over the last twelve months ending April 30, 2013. The second half of 2012 proved a difficult trading environment for the strategy that caused numerous whip-saw trades for the strategy. The strategy has rebounded strongly in 2013 as the upward trend in equities has kept Scotia’s model primarily in a bullish position.  The strategy returned +4.94%, gross of fees through April 30 2013 and added another 6.91% in May. More importantly, we have seen a higher rate of positive trades and believe the market environment is favorable for the strategy.

Market Outlook

Equity markets rallied to new highs to start the year continuing the strong move higher from last year. The commitment of the Fed and now the Bank of Japan to stimulate their respective economies through massive quantitative easing programs has kept the bullish run intact (for now) but we believe the global central banks and the Fed are creating another massive bubble -  this time in the bond market. While stocks and bonds have rallied to record highs, the underlying economic fundamentals paint a more restrained picture for growth and employment.

The challenges facing the developed world look daunting: stimulate growth and increase employment all while cutting spending and balancing the budget. The Europeans have been the first to dive headlong into austerity and it is ripping the fabric of the EU apart. Rather than stabilize the economies of Greece, Ireland, Italy, Spain and Portugal, the austerity prescribed by the EU appears to have made things worse, lowering growth and increasing debt. Governments have fallen, unemployment has risen, protests continue to erupt and the EU bureaucracy has proven to be behind the curve every step of the way.

The most recent debacle was the Cyprus “bail-in” that proposed balancing the books through an assessment against bank deposits in violation of the deposit insurance commitment (i.e. FDIC insurance) by the EU for sums up to € 100,000. As a result, we believe the likelihood of a banking union is practically nil with an increasing chance that Cyprus will spiral into a depression, thereby increasing the probability of it leaving the EU.

Finally, recent economic data indicates problems in the northern flank of the EU as Germany and France continue to slow. The prospects for Europe remain poor, to say the least.

In Japan and the U.S., governments have taken a different approach: print, print and print some more. In Japan, Prime Minister Shinzo Abe is throwing the kitchen sink at deflation, driving the Yen dramatically lower in hopes of stimulating Japan’s exports and creating inflation. The Japanese stock market has lifted off with the Nikkei 225 up over 20% (through April 30, 2013) this year. While the short-term results have been impressive, the increased cost of imports, namely energy, has not been fully absorbed and the tentative approval of the G20 could quickly turn to accusations of currency manipulation if Japan’s export gains come at the expense of another country’s loss. The debt induced hangover remains.

We believe the U.S. economy, on a relative basis, looks ok. Housing has steadied, bank balance sheets are in better shape (thanks to Ben Bernanke), corporations are on sounder financial footing and have learned to do more with less and consumers continue to work through a massive deleveraging. The caveat to that assessment is the commitment of the Federal Reserve to its asset purchase programs and keeping interest rates at zero.

The markets remain glued to the Fed. When they sense the Fed’s commitment to easy monetary policy might wane, stocks retreat (as do other risk assets). The economy has yet to prove it can reach escape velocity without the Fed’s support and it will need it more than ever as Congress and the President negotiate the appropriate level of austerity over the next decade (spending cuts and tax hikes – neither of which provide a tailwind to growth).

Recent economic indicators point to a deceleration of the U.S. economy and the next several months of unemployment figures and retail sales data will provide color on whether the U.S. is at risk of a mild recession this year. Today, equities look overbought and slightly overvalued based on trailing 12-month earnings, but remain in an aged cyclical bull market uptrend. Despite the short-term challenges, we believe the longer-term outlook for the U.S. remains bright, especially compared to other developed economies.

We believe an allocation to tactical fixed income strategies like the CMG Managed High Yield Bond Program and the CMG SR Treasury Bond Program, which can manage risk, move to cash or benefit from rising interest rates through inverse bond funds, has never been more essential given the challenge facing the Fed and global central banks:  how to remove accommodation while managing inflation.  The impact on interest rates and all asset classes could be dramatic and we believe investors need a broader set of tools to deal with a new environment.

Kindest regards,

Stephen B. Blumenthal

Portfolio Manager

June 20, 2013

1445-NLD-6/25/2013

Additional Index Disclosure: The HFRI Macro Systematic Diversified Index tracks strategies using investment procedures that identify market opportunities containing trending or momentum characteristics across asset classes and other instruments. These Strategies normally focus on instruments that are highly liquid with short holding periods. There should be no more that 35% exposure to currencies or commodities across the portfolio. The Morningstar Multi-Alternative Category: This category of funds offers investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

An average Gross short exposure is greater than 20%. S&P 500 Total Return: is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index. Barclays Capital U.S. Aggregate Bond Index:  covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986, with index history backfilled to January 1, 1976.Source: barclayhedge.com. The Merrill Lynch US High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is administered by Merrill Lynch. The Master II is a measure of the broad high yield market, unlike the Merrill Lynch BB/B Index, which excludes lower-rated securities. The Morningstar Long Short Equity Category: Long-short portfolios hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange- traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.  The Barclays Equity Long/Short Index is an index of directional strategies involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Definitions:  Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value. Short:

Any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

CMG SR Tactical Bond Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Annualized Total Returns as of April 30, 2013
CMG SR Tactical Bond Fund:	One Year	Three Year	Since Inception*
Class A
Without sales charge	1.39%	1.72%	0.34%
With sales charge	(4.44)%	(0.28)%	(1.14)%
Class I	1.82%	N/A	1.63%
HFRI Macro Systematic Diversified Index	2.03%	2.09%	2.27%

* Class A shares commenced operations on May 1, 2009.  Class I shares commenced operations on October 20, 2011.

The HFRI Macro Systematic Diversified Index  tracks strategies using investment procedures that identify market opportunities containing trending or momentum characteristics across asset classes and other instruments. These Strategies normally focus on instruments that are highly liquid with short holding periods. There should be no more that 35% exposure to currencies or commodities across the portfolio.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The Fund’s total gross annual operating expenses, including underlying funds, are 2.48% for Class A and 2.13% for Class I.  Performance figures for periods greater than one year are annualized.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2013 (Unaudited)

Percent of
Net Assets
Mutual Funds	52.76%
Short-Term Investments	41.26%
Other Assets Less Liabilities	5.98%
Total	100.00%

CMG Tactical Equity Strategy Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Annualized Total Returns as of April 30, 2013
CMG Tactical Equity Strategy Fund:	One Year	Since Inception*
Class A
Without sales charge	(6.99)%	(12.80)%
With sales charge	(12.35)%	(17.10)%
Class I	(6.76)%	(12.53)%
Manager Class	N/A	0.23%
Barclays Equity Long/Short Index	6.91%	5.45%

* Class A and Class I shares commenced operations on February 28, 2012.  Manager Class commenced operations on August 30, 2012.

The Barclays Equity Long/Short Index is an index of directional strategies that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus maybe regional or sector specific.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The Fund’s total gross annual operating expenses, including underlying funds, are 2.25% for Class A, 1.95% for Class I and 2.05% for Manager Class.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2013 (Unaudited)

Percent of
Net Assets
Bonds & Notes	26.72%
Short-Term Investments	68.68%
Other Assets Less Liabilities	4.60%
Total	100.00%

CMG SR Tactical Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 2013
Shares	Security	Value
	MUTUAL FUNDS - 52.76%
	DEBT FUND - 52.76%
48,666	ProFunds U.S. Government Plus Fund, Investor Class *	$ 2,444,483
572,904	Rydex Series Funds - Government Long Bond 1.2x Strategy Fund, Investor Class	9,813,837
		12,258,320

	TOTAL MUTUAL FUNDS	12,258,320
	( Cost - $11,438,782)

	SHORT-TERM INVESTMENTS - 41.26%
	MONEY MARKET FUND - 7.60%
1,762,187	Federated Prime Cash Obligation Fund, Institutional Shares, 0.07% +	1,762,187
4,121	Rydex Series US Government Money Market Fund, Money Market Class, 0.00% +	4,121
		1,766,308
Par Value
	U.S. GOVERNMENT - 33.66%
$2,550,000	United States Treasury Bill, 0.00%, due 6/6/2013 ^	2,549,871
5,270,000	United States Treasury Bill, 0.00%, due 7/25/2013 ^	5,269,497
		7,819,368

	TOTAL SHORT-TERM INVESTMENTS	9,585,676
	( Cost - $9,585,676)

	TOTAL INVESTMENTS - 94.02%
	( Cost - $21,024,458) (a)	$ 21,843,996
	OTHER ASSETS LESS LIABILITIES - 5.98%	1,388,359
	NET ASSETS - 100.00%	$ 23,232,355

	* Non-income producing security.
	+ Money market fund; interest rate reflects seven-day yield on April 30, 2013.
	^ Segregated as collateral for futures contracts.
	(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $21,024,458
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 819,538
	Unrealized Depreciation:	-
	Net Unrealized Appreciation:	$ 819,538

The accompanying notes are an integral part of these financial statements.

CMG SR Tactical Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2013
		Unrealized
Long (Short)		Appreciation
Contracts	OPEN LONG FUTURE CONTRACTS	(Depreciation)
1	British Pound Future June 2013	$ (31)
	(Underlying Face Amount at Value $97,038)
3	Brazilian Real Future June 2013	(685)
	(Underlying Face Amount at Value $149,370)
6	Japanese Yen Future June 2013	8,425
	(Underlying Face Amount at Value $769,350)
3	Mexican Peso Future June 2013	1,012
	(Underlying Face Amount at Value $123,112)
1	Polish Zloty Future June 2013	5,470
	(Underlying Face Amount at Value $157,680)
1	South African Rand Future June 2013	238
	(Underlying Face Amount at Value $55,375)
2	USD/CZK June 2013	(4,165)
	(Underlying Face Amount at Value $3,918,500)
	TOTAL OPEN LONG FUTURES CONTRACTS	10,264

	OPEN SHORT FUTURE CONTRACTS
(49)	Australian Dollar Future June 2013	25,110
	(Underlying Face Amount at Value $5,059,250)
(8)	Canadian Dollar Future June 2013	(14,680)
	(Underlying Face Amount at Value $793,120)
(33)	Euro Fx Future June 2013	(56,775)
	(Underlying Face Amount at Value $5,430,975)
(3)	New Zealand Dollar Future June 2013	(3,150)
	(Underlying Face Amount at Value $256,230)
(1)	USD/NOK June 2013	2,422
	(Underlying Face Amount at Value $577,835)
(1)	USD/SEK June 2013	1,936
	(Underlying Face Amount at Value $648,845)
	TOTAL OPEN SHORT FUTURES CONTRACTS	(45,137)
	TOTAL NET UNREALIZED DEPRECIATION FROM
	OPEN FUTURES CONTRACTS	$ (34,873)

Notional amounts are the underlying reference amounts to foreign currencies upon which the fair value of the futures contracts traded by the Fund are based.  While notional amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund's futures contracts, the underlying price changes in relation to the variables specified by the notional amounts affect the fair value of these derivative financial instruments.

CMG Tactical Equity Strategy Fund
PORTFOLIO OF INVESTMENTS
April 30, 2013
Par Value	Security	Value
	BONDS & NOTES - 26.72%
	BANKS - 2.66%
$1,500,000	Royal Bank of Canada, 2.10%, due 7/29/13	$ 1,506,398

	BEVERAGES - 5.30%
1,500,000	Coca-Cola Co., 0.75%, due 11/15/13	1,503,130
1,500,000	PepsiCo, Inc., 0.88%, due 10/25/13	1,503,321
		3,006,451

	DIVERSIFIED FINANCIAL SERVICES - 13.42%
1,500,000	General Electric Capital Corp., 1.88%, due 9/16/13	1,508,372
1,500,000	General Electric Capital Corp., 2.10%, due 1/7/14	1,517,022
1,500,000	General Electric Capital Corp., 4.80%, due 5/1/13	1,500,000
1,500,000	General Electric Capital Corp., 5.90%, due 5/13/14	1,582,863
1,500,000	Toyota Motor Corp., 1.38%, due 8/12/13	1,504,293
		7,612,550
	PHARMACEUTICALS - 2.67%
1,500,000	Johnson & Johnson, 1.20%, due 5/15/14	1,513,848

	TELECOMMUNICATIONS - 2.67%
1,500,000	Verizon Communications, Inc., 1.25%, due 11/3/14	1,515,087

	TOTAL BONDS & NOTES	15,154,334
	( Cost - $15,162,992)
Shares
	SHORT-TERM INVESTMENTS - 68.68%
	MONEY MARKET FUND - 42.23%
23,947,216	Federated Prime Cash Obligation Fund, Institutional Shares, 0.07% +	23,947,216

Par Value
	U.S. GOVERNMENT - 26.45%
$15,000,000	United States Treasury Bill, 0.00%, due 6/6/13	14,998,792

	TOTAL SHORT-TERM INVESTMENTS	38,946,008
	( Cost - $38,946,008)

	TOTAL INVESTMENTS - 95.40%
	( Cost - $54,109,000) (a)	$ 54,100,342
	OTHER ASSETS LESS LIABILITIES - 4.60%	2,605,796
	NET ASSETS - 100.00%	$ 56,706,138

	+ Money market fund; interest rate reflects seven-day yield on April 30, 2013.
	(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $54,109,000 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 1,064
	Unrealized Depreciation:	(9,722)
	Net Unrealized Depreciation:	$ (8,658)

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2013

	CMG SR Tactical Bond Fund	CMG Tactical Equity Strategy Fund

Assets:
Investments in Securities at Value (identified cost $21,024,458 and $54,109,000, respectively)	$ 21,843,996	$ 54,100,342
Deposits with Broker	1,471,247	2,280,461
Dividends and Interest Receivable	7,778	127,963
Receivable for Fund Shares Sold	102	235,262
Prepaid Expenses and Other Assets	33,068	62,181
Total Assets	23,356,191	56,806,209

Liabilities:
Payable for Fund Shares Redeemed	28,649	31,493
Due to Broker - Variation Margin	34,873	-
Accrued Advisory Fees	24,948	14,262
Accrued Distribution Fees	8,086	11,209
Payable to Other Affiliates	4,967	11,439
Accrued Expenses and Other Liabilities	22,313	31,668
Total Liabilities	123,836	100,071

Net Assets	$ 23,232,355	$ 56,706,138

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets	$ 17,095,352	$ 4,389,817
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	1,806,270	515,538
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$ 9.46	$ 8.52
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	$ 10.04	$ 9.04

Class I Shares:
Net Assets	$ 6,137,003	$ 11,799,002
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	643,913	1,379,709
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$ 9.53	$ 8.55

Manager Class Shares:
Net Assets		$ 40,517,319
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)		4,699,789
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share		$ 8.62

Composition of Net Assets:
At April 30, 2013, Net Assets consisted of:
Paid-in-Capital	$ 23,645,670	$ 57,402,327
Accumulated Net Investment Loss	(148,108)	(166,017)
Accumulated Net Realized Loss From Security Transactions	(1,049,872)	(521,514)
Net Unrealized Appreciation (Depreciation) on:
Investments	819,538	(8,658)
Futures	(34,873)	-
Net Assets	$ 23,232,355	$ 56,706,138

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2013

	CMG SR Tactical Bond Fund	CMG Tactical Equity Strategy Fund

Investment Income:
Dividend Income	$ 808,016	$ -
Interest Income	17,405	59,927
Total Investment Income	825,421	59,927

Expenses:
Investment Advisory Fees	929,364	678,137
Distribution Fees- Class A	110,040	14,184
Distribution Fees- Class C	8,793	-
Distribution Fees- Manager Class	-	77,238
Administration Fees	54,954	50,027
Transfer Agent Fees	55,193	14,149
Fund Accounting Fees	40,783	39,619
Registration and Filing Fees	70,998	42,500
Printing Expense	24,525	25,337
Chief Compliance Officer Fees	29,430	4,182
Custody Fees	14,941	8,954
Audit Fees	15,735	16,000
Legal Fees	15,005	9,599
Trustees' Fees	6,415	5,571
Non 12b-1 Shareholder Servicing Fees	24,971	5,968
Insurance Expense	5,206	1,514
Miscellaneous Expenses	1,755	4,410
Total Expenses	1,408,108	997,389
Less: Fees Waived by Adviser	(11,675)	(532,058)
Net Expenses	1,396,433	465,331
Net Investment Loss	(571,012)	(405,404)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(60,862)	-
Futures Contracts	(1,634,027)	(202,805)
Distributions of Realized Gains by Underlying Investment Companies	36,048	-
Net Change in Unrealized Appreciation (Depreciation):
Investments	853,955	(8,658)
Futures Contracts	626,885	-
Net Realized and Unrealized Loss on Investments	(178,001)	(211,463)

Net Decrease in Net Assets Resulting From Operations	$ (749,013)	$ (616,867)

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CMG SR Tactical Bond Fund		CMG Tactical Equity Strategy Fund
	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	April 30, 2013	April 30, 2012	April 30, 2013	April 30, 2012**
Operations:
Net Investment Loss	$ (571,012)	$ (1,402,742)	$ (405,404)	$ (9,965)
Net Realized Gain (Loss) on Investments and Futures Contracts	(1,694,889)	2,632,769	(202,805)	(318,709)
Distributions of Realized Gains by Underlying Investment Companies	36,048	-	-	-
Net Change in Unrealized Appreciation (Depreciation) on
Investments and Futures Contracts	1,480,840	(1,095,749)	(8,658)	-
Net Increase (Decrease) in Net Assets
Resulting From Operations	(749,013)	134,278	(616,867)	(328,674)

Distributions to Shareholders From:
Return of Capital
Class A	-	(1,507,536)	-	-
Class C	-	(96,708)	-	-
Class I	-	(2,028,706)	-	-
Net Realized Gains
Class A	-	(1,414,240)	-	-
Class C	-	(90,723)	-	-
Class I	-	(1,903,158)	-	-
Total Distributions to Shareholders	-	(7,041,071)	-	-

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	3,916,790	16,638,546	4,577,227	1,908,955
Exchange from Class C	2,479,141	-	-	-
Distributions Reinvested	-	2,665,576	-	-
Cost of Shares Redeemed	(24,890,163)	(101,221,675)	(1,874,240)	(52,989)
Total Class A Transactions	(18,494,232)	(81,917,553)	2,702,987	1,855,966

Class C Shares:
Proceeds from Shares Issued	38,461	768,714	-	-
Exchange to Class A	(2,479,141)	-	-	-
Distributions Reinvested	-	163,059	-	-
Cost of Shares Redeemed	(247,221)	(2,267,253)	-	-
Total Class C Transactions	(2,687,901)	(1,335,480)	-	-

Class I Shares:
Proceeds from Shares Issued	9,585,253	74,301,496	11,081,355	5,509,808
Distributions Reinvested	-	3,596,961	-	-
Cost of Shares Redeemed	(70,496,290)	(5,536,812)	(3,896,495)	(189,755)
Total Class I Transactions	(60,911,037)	72,361,645	7,184,860	5,320,053

Manager Class Shares***:
Proceeds from Shares Issued	-	-	64,335,319	-
Distributions Reinvested	-	-	-	-
Cost of Shares Redeemed	-	-	(23,747,506)	-
Total Manager Class Transactions	-	-	40,587,813	-
Net Increase (Decrease) in Net Assets Resulting From
Beneficial Interest Transactions	(82,093,170)	(10,891,388)	50,475,660	7,176,019

Increase (Decrease) in Net Assets	(82,842,183)	(17,798,181)	49,858,793	6,847,345

Net Assets:
Beginning of Period	106,074,538	123,872,719	6,847,345	-
End of Period*	$ 23,232,355	$ 106,074,538	$ 56,706,138	$ 6,847,345

* Includes accumulated net investment loss of:	$ (148,108)	$ (187,490)	$ (166,017)	$ (9,965)
**Commencement of Operations on February 28, 2012
***Commencement of Operations on August 30, 2012	-		-
CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	CMG SR Tactical Bond Fund		CMG Tactical Equity Strategy Fund
	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	April 30, 2013	April 30, 2012	April 30, 2013	April 30, 2012**
Share Activity:
Class A Shares:
Shares Sold	421,392	1,688,523	553,183	195,787
Exchanges from Class C	260,962	-	-	-
Shares Reinvested	-	285,394	-	-
Shares Redeemed	(2,681,998)	(10,148,416)	(227,819)	(5,613)
Net increase (decrease) in shares of beneficial interest outstanding	(1,999,644)	(8,174,499)	325,364	190,174

Class C Shares:
Shares Sold	4,138	80,228	-	-
Exchanges to Class A	(266,288)	-	-	-
Shares Reinvested	-	17,743	-	-
Shares Redeemed	(26,677)	(233,647)	-	-
Net decrease in shares of beneficial interest outstanding	(288,827)	(135,676)	-	-

Class I Shares:
Shares Sold	1,006,300	7,441,408	1,284,875	577,550
Shares Reinvested	-	384,291	-	-
Shares Redeemed	(7,617,168)	(570,918)	(462,251)	(20,465)
Net increase (decrease) in shares of beneficial interest outstanding	(6,610,868)	7,254,781	822,624	557,085

Manager Class Shares***:
Shares Sold	-	-	7,494,866	-
Shares Reinvested	-	-	-	-
Shares Redeemed	-	-	(2,795,077)	-
Net increase in shares of beneficial interest outstanding	-	-	4,699,789	-

**Commencement of Operations on February 28, 2012
***Commencement of Operations on August 30, 2012

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG SR Tactical Bond Fund
	Class A
	Year		Year	Year	Year
	Ended		Ended	Ended	Ended
	April 30, 2013		April 30, 2012	April 30, 2011	April 30, 2010*

Net Asset Value, Beginning of Year	$ 9.33		$ 9.99	$ 9.63	$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.12)		(0.15)	(0.13)	(0.17)
Net gain (loss) from securities and futures
(both realized and unrealized)	0.25	(f)	0.15	0.49	(0.20)
Total from operations	0.13		0.00	0.36	(0.37)

Distributions to shareholders from:
Return of capital	-		(0.34)	-	-
Net realized gains	-		(0.32)	-	-
Total distributions	-		(0.66)	-	-

Net Asset Value, End of Year	$ 9.46		$ 9.33	$ 9.99	$ 9.63

Total Return (b)	1.39%		0.06%	3.74%	(3.70)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 17,095		$ 35,512	$ 119,680	$ 105,869
Ratio of gross expenses to average net assets (c)(e)	2.94%		2.52%	2.51%	2.67%
Ratio of net expenses to average net assets (c)	2.90%		2.52%	2.51%	2.67%
Ratio of net investment loss
to average net assets (c)(d)	(1.32)%		(1.47)%	(1.39)%	(1.72)%
Portfolio turnover rate	2,984%		3,502%	4,523%	4,424%

__________
* Class A shares commenced operations on May 1, 2009.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each year.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(f) The realized and unrealized gain or loss from securities and futures does not accord with the amounts reported on the Statement of Operations due to timing of subscriptions and/or redemptions of Fund shares in relation to investment performance during the year.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG SR Tactical Bond Fund
	Class I
	Year		Period
	Ended		Ended
	April 30, 2013		April 30, 2012 *

Net Asset Value, Beginning of Period	$ 9.36		$ 9.96

Increase (Decrease) From Operations:
Net investment loss (a)	(0.07)		(0.03)
Net gain from securities and futures
(both realized and unrealized)	0.24	(h)	0.09
Total from operations	0.17		0.06

Distributions to shareholders from:
Return of capital	-		(0.34)
Net realized gains	-		(0.32)
Total distributions	-		(0.66)

Net Asset Value, End of Period	$ 9.53		$ 9.36

Total Return (b)	1.82%		0.67%	(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 6,137		$ 67,916
Ratio of gross expenses to average net assets (c)(g)	2.31%		2.17%	(e)
Ratio of net expenses to average net assets (c)	2.31%		2.17%	(e)
Ratio of net investment loss
to average net assets (c)(d)	(0.79)%		(0.53)%	(e)
Portfolio turnover rate	2,984%		3,502%	(f)

__________
* Class I shares commenced operations on October 20, 2011.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Annualized.
(f) Not annualized.
(g) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(h) The realized and unrealized gain or loss from securities and futures does not accord with the amounts reported on the Statement of Operations due to timing of subscriptions and/or redemptions of Fund shares in relation to investment performance during the year.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Equity Strategy Fund
	Class A			Class I			Manager Class
	Year	Period		Year	Period		Period
	Ended	Ended		Ended	Ended		Ended
	April 30, 2013	April 30, 2012 *		April 30, 2013	April 30, 2012 *		April 30, 2013*

Net Asset Value, Beginning of Period	$ 9.16	$ 10.00		$ 9.17	$ 10.00		$ 8.60

Increase (Decrease) From Operations:
Net investment loss (a)	(0.18)	(0.03)		(0.15)	(0.03)		(0.03)
Net gain (loss) from securities and futures
(both realized and unrealized)	(0.46)	(0.81)		(0.47)	(0.80)		0.05	(f)
Total from operations	(0.64)	(0.84)		(0.62)	(0.83)		0.02

Net Asset Value, End of Period	$ 8.52	$ 9.16		$ 8.55	$ 9.17		$ 8.62

Total Return (b)	(6.99)%	(8.40)%	(e)	(6.76)%	(8.30)%	(e)	0.23%	(e)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 4,390	$ 1,741		$ 11,799	$ 5,106		$ 40,517
Ratio of gross expenses to average net assets (c)	2.57%	9.51%	(d)	2.35%	9.38%	(d)	2.11%	(d)
Ratio of net expenses to average net assets	2.25%	2.25%	(d)	1.85%	1.85%	(d)	0.60%	(d)
Ratio of net investment loss
to average net assets	(2.13)%	(2.25)%	(d)	(1.73)%	(1.85)%	(d)	(0.46)%	(d)
Portfolio turnover rate	0%	0%	(e)	0%	0%	(e)	0%	(e)

__________
* Class A and I shares commenced operations on February 28, 2012. Manager Class commenced operations on August 30, 2012.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund's expenses, total returns would have been lower.
(c) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(d) Annualized.
(e) Not annualized.
(f) The realized and unrealized gain or loss from securities and futures does not accord with the amounts reported on the Statement of Operations due to timing of subscriptions and/or redemptions of Fund shares in relation to investment performance during the period.

The accompanying notes are an integral part of these financial statements.

CMG Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2013

1.

ORGANIZATION

CMG SR Tactical Bond Fund (formerly CMG Absolute Return Strategies Fund) (“Bond Fund”) and CMG Tactical Equity Strategy Fund (“Tactical Fund”)(collectively, the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as non-diversified, open-end management investment companies.

The Funds currently offer Class A and Class I shares. Class C shares were offered by the Bond Fund at net asset value through August 31, 2012. On August 15, 2012, the Board of Trustees (the “Board”) of Northern Lights Fund Trust voted to suspend the sale of Class C shares of the Bond Fund and outstanding Class C shares were exchanged for Class A shares of the Fund as of August 31, 2012.  The Tactical Fund also offers the Manager Class shares.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I and Manager Class shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.  The Bond Fund seeks consistent positive returns throughout various fixed income cycles.  Previously, the investment objective of the Bond Fund was to generate absolute return. Class A and Class I of Bond Fund commenced operations on May 1, 2009 and October 20, 2011, respectively.     The investment objective of Tactical Fund is to generate capital appreciation in rising and falling markets. Class A and Class I of Tactical Fund commenced operations on February 28, 2012.  The Manager Class of Tactical Fund commenced operations on August 30, 2012.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided such valuations represent fair value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process -  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers.  The applicable investments are valued collectively via inputs from the fair value team.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2013 for the Funds’ assets and liabilities measured at fair value:

Bond Fund:

	Level 1	Level 2	Level 3	Total
Assets*
Mutual Funds	$ 12,258,320	$ -	$ -	$ 12,258,320
Short-Term Investments	1,766,308	7,819,368	-	9,585,676
Total Assets	$ 14,024,628	$ 7,819,368	$ -	$ 21,843,996
Liabilities*
Derivative Instruments**	$ 34,873	$ -	$ -	$ 34,873
Total Liabilities	$ 34,873	$ -	$ -	$ 34,873

Tactical Fund:

	Level 1	Level 2	Level 3	Total
Assets*
Bonds & Notes	$ -	$ 15,154,334	$ -	$ 15,154,334
Short-Term Investments	23,947,216	14,998,792	-	38,946,008
Total Assets	$ 23,947,216	$ 30,153,126	$ -	$ 54,100,342

* Refer to the Portfolio of Investments for industry classifications.

**Derivative instruments include cumulative net unrealized loss on futures contracts open at April 30, 2013.

The Funds did not hold any Level 3 securities during the year.

There were no transfers between Level 1 and Level 2 during the current year presented.  It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk.  When the Funds write call options, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio.  If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Futures Contracts – The Funds are subject to equity, foreign currency exchange rate and interest rate risk in the normal course of pursuing their investment objectives.  The Funds may purchase or sell futures contracts in order to gain exposure to certain markets or currencies.  Upon entering into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Funds recognize a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities or currencies.  With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at year end are included in the Funds’ Portfolio of Investments.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Funds as of April 30, 2013:

Bond Fund:

Statements of Assets and Liabilities	Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value

Futures on foreign currency	Due to Broker - Variation
contracts	Margin	$ 34,873	*

$ 34,873

*Derivative instruments include cumulative unrealized loss on futures contracts open at April 30, 2013.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

The effect of Derivative Instruments on the Statements of Operations for the year ended April 30, 2013:

Bond Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on foreign currency	Net realized gain (loss) on future contracts/ Net change in
contracts	unrealized appreciation (depreciation) on futures contracts	$ (2,537,223)	$ 626,885

Futures on equity	Net realized gain (loss) on future contracts/ Net change in
contracts	unrealized appreciation (depreciation) on futures contracts	903,196	-

Options on equity	Net realized gain (loss) on investments/ Net change in
contracts	unrealized appreciation (depreciation) on investments	237,461	-

Total		$ (1,396,566)	$ 626,885

Tactical Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity	Net realized gain (loss) on future contracts/ Net change in
contracts	unrealized appreciation (depreciation) on futures contracts	$ (202,805)	$ -

The derivative instruments outstanding as of April 30, 2013 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for open tax years (2010-2012) or expected to be taken in the Funds’ 2013 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management Group, Inc. (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.75% and 1.50% of the average daily net assets of the Bond Fund and Tactical Fund, respectively.  For the year ended April 30, 2013, the Adviser earned advisory fees of $929,364 for the Bond Fund and $678,137 for the Tactical Fund.  The Adviser manages a portion of the Funds’ portfolio directly and allocates the remaining balance of the Funds’ assets among the Funds’ sub-advisers.  The Funds’ sub-advisers are Scotia Partners, Ltd. (Bond Fund and Tactical Fund) and Traub Capital Management, LLC (Bond Fund).  Prior to August 17, 2012, Anchor Capital Management Group, Inc., AIFS, LLC and Howard Capital Management, Inc. each served as a sub-adviser to the Bond Fund.  The Adviser pays each sub-adviser a portion of its advisory fee.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Funds, at least until August 31, 2013, to ensure that net annual fund operating expenses for each class of shares (exclusive of any front-end or contingent deferred sales loads, distribution and shareholder servicing (12b-1) fees, taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired or underlying fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.50% of the Bond Fund’s average daily net assets of Class A and Class I attributable to such class of shares and 1.85%, 1.85% and 0.35% of the Tactical Fund’s average daily net assets of Class A, Class I and Manager Class, respectively, attributable to such class of shares.  During the year ended April 30, 2013, $11,675 and $532,058 was waived by the Adviser for the Bond Fund and Tactical Fund, respectively.

Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  As of April 30, 2013, $38,668 of fee waivers or expense reimbursements was subject to recapture by the Adviser for the Tactical Fund which expire in 2015 and $11,675 and $532,058 for the Bond Fund and Tactical Fund, respectively, which expire in 2016.

The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services.  A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Funds, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Funds may pay up to 0.40% for Class A, 1.00% for Class C and 0.25% for Manager Class, respectively, per year of its average daily net assets for such distribution and shareholder service activities.  During the year ended April 30, 2013, $118,833 and $91,422 were accrued under the Plan for the Bond Fund and Tactical Fund, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended April 30, 2013, the Distributor received underwriter commissions of $13,524 for sales of Class A shares, of which $1,834 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees – Effective April 1, 2013, with the approval of the Board, each Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. Previously, each Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. Each Fund also pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Funds.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year ended April 30, 2013 amounted to $683,238,806 and $727,332,289, respectively, for the Bond Fund and $5,865,669 and $0, respectively, for the  Tactical Fund.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the period ended April 30, 2012 was as follows:

There were no distributions for fiscal year ended April 30, 2013.

As of April 30, 2013, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation for the Bond Fund is primarily attributable to mark-to-market on open futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such late year losses as follows:

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Bond Fund incurred and elected to defer such capital losses of $1,028,537.

At April 30, 2013, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

Permanent book and tax differences for the Funds, primarily attributable to the reclass of net operating losses resulted in reclassification for the period ended April 30, 2013 as follows:

6.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Bond Fund currently invests a portion of its assets in Rydex Series Funds-Government Long Bond 1.2x Strategy Fund (the “Rydex Fund”).  The Tactical Fund currently invests a portion of its assets in Federated Prime Cash Obligation Fund, (the “Federated Fund”).  The Funds may redeem its investment from the Rydex Fund and Federated Fund at any time if the Adviser determines that it is in the best interest of the Funds and its shareholders to do so.

The performance of the Funds may be directly affected by the performance of the Rydex Fund and Federated Fund.  The financial statements of the Rydex Fund and Federated Fund, including the portfolio of investments, can be found at www.guggenheiminvestments.com and www.federatedinvestors.com, respectively, or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements.  As of April 30, 2013, the percentage of the Bond Fund’s and Tactical Fund’s net assets invested in the Rydex Fund and Federated Fund was 42.24% and 42.23%, respectively.

7.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

8.

SUBSEQUENT EVENTS

Effective June 17, 2013, the Bond Fund was renamed the CMG SR Tactical Bond Fund and its new investment objective is to seek consistent positive returns throughout various fixed income cycles.  The Bond Fund’s annual management fee was reduced from 1.75% of the average daily net assets of the Fund to 1.25% and its Expense Limitation for Class I shares was reduced from 2.50% to 2.00% and for Class A shares was reduced from 2.90% to 2.40%.  Also, the Bond Fund’s sub-advisers Scotia Partners, Ltd. and Traub Capital Management, LLC no longer manage any portion of the assets of the Bond Fund.

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CMG SR Tactical Bond Fund (formerly CMG Absolute Return Strategies Fund) and CMG Tactical Equity Strategy Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of CMG SR Tactical Bond Fund (formerly CMG Absolute Return Strategies Fund), a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and period in the four-year period then ended.  We have also audited the accompanying statement of assets and liabilities of CMG Tactical Equity Strategy Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of April 30, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets for the year then ended and for the period February 28, 2012 (commencement of operations) through April 30, 2012 and the financial highlights for the year and period then ended and for the period February 28, 2012 (commencement of operations) through April 30, 2012.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CMG SR Tactical Bond Fund (formerly CMG Absolute Return Strategies Fund) and CMG Tactical Equity Strategy Fund, as of April 30, 2013, the results of their operations, the changes in their net assets and their financial highlights for each of the years and periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

June 28, 2013

CMG Funds

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl(1) 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (11 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen(1) 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	97	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor(1) 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	109

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	109	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***(1) 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	97	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

1 Named in May 2, 2013 SEC Order.  See section titled Legal Proceedings in the SAI.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-CMG-9456.

CMG Funds

EXPENSE EXAMPLE (Unaudited)

April 30, 2013

As a shareholder of the CMG SR Tactical Bond Fund and CMG Tactical Equity Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the CMG SR Tactical Bond Fund and CMG Tactical Equity Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the CMG SR Tactical Bond Fund and CMG Tactical Equity Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
Class A	Funds Annualized Expense Ratio	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period*	Ending Account Value 4/30/13	Expenses Paid During Period*
CMG SR Tactical Bond Fund	2.90%	$1,000.00	$1,011.80	$14.47	$1,010.41	$14.46
CMG Tactical Equity Strategy Fund	2.25%	$1,000.00	$1,031.50	$11.33	$1,013.64	$11.23

Class I
CMG SR Tactical Bond Fund	2.77%	$1,000.00	$1,013.80	$13.83	$1,011.06	$13.81
CMG Tactical Equity Strategy Fund	1.85%	$1,000.00	$1,032.60	$9.32	$1,015.62	$9.25

Manager Class
CMG Tactical Equity Strategy Fund	0.60%	$1,000.00	$1,038.60	$3.03	$1,021.82	$3.01

* Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended April 30, 2013 (181) divided by the number of days in the fiscal year (365).

CMG SR Tactical Bond Fund (fka, CMG Absolute Return Strategies Fund (Adviser – CMG Capital Management Group, Inc.)*

In connection with a meeting held on December 11, 2012, (the “Meeting”), Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between CMG Capital Management Group, Inc. (the “Adviser”) and the Trust, on behalf of the CMG SR Tactical Bond Fund (formerly known as the CMG Absolute Return Strategies Fund) (the “Fund”).  During the Meeting, the Board also discussed the renewal of the sub-advisory agreements between Scotia Partners, LTD, and Traub Capital Management, LLC. (each a “Sub-Adviser” and collectively“ the “Sub-Advisers”) and the Adviser (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”), on behalf of the Fund.

The Board Members were assisted by independent legal counsel throughout the agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Sub-Advisory Agreements, and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement and Sub-Advisory Agreements.

Nature, Extent and Quality of Services.  The Trustees discussed the nature, extent and quality of services provided to the shareholders of the Fund by the Adviser since the inception of the Fund and noted no reduction in the level of service provided to the Fund. A representative of the Adviser joined the Meeting by telephone and discussed the Adviser’s role in directly managing a portion of the Fund’s portfolio, as compared to its duties in supervising the Fund’s Sub-Advisers. A representative of the Adviser discussed the firm’s due diligence process, which he described as robust and thorough, developed to meet the requirements of a banking institution. The Board noted that there were no regulatory or compliance issues reported to the Board.  The Trustees referred to the Adviser’s quarterly report and expressed their appreciation for the quality of the quarterly report.

Performance. The Board reviewed the Fund’s performance with a representative of the Adviser and noted that it had outperformed its peer group over the 1-year and since inception periods and the Morningstar category since inception, but had underperformed the Morningstar Category Average over the 1-year period.  The Board noted that managed futures strategies have struggled recently, and that none of the variances of the Fund represent significant overperformance or underperformance. The Trustees concluded that they were satisfied with the Fund’s performance overall.

Fees and Expenses.  The Trustees reviewed the Fund’s management fee and expense ratio noted that both exceed the peer group average and Morningstar Category Average.  The Trustees noted that the advisory fee is the second highest in the peer group.  They considered that the Fund has $56 million in assets, but the average assets of its peer group are over 6 times higher. The Board also partially attributed the Fund’s higher fees to significant sub-advisory fees, discussed the merits of using the services of the sub-advisers, and concluded that the use of sub-advisers provides some level of risk diversification within the Fund. The Trustees considered the fact that the Adviser may be able to negotiate lower sub-advisory fees as assets increase.  The Board concluded that the fees were reasonable on a relative basis.

Economies of Scale.  The Trustees noted that the Adviser indicated that it is amenable to the discussion of breakpoints in the future, but noted that the Fund’s current asset levels are not high enough to justify breakpoints at this time.  A representative of the Adviser called the Board’s attention to the fact that the Fund’s assets decreased over the past year as a result of a large redemption by an investor who reallocated. After discussion, it was the consensus of the Board that based on the current and anticipated size of the Fund, asset levels do not warrant breakpoints at this time, but the Adviser’s economies of scale would be revisited at the next renewal and as the size of the Fund materially increases.

Profitability.  The Board considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund.  The Board also considered the benefits realized by the Adviser from other activities related to the Fund, and noted that the Adviser receives 12b-1 fees.  The Board concluded that, based on the profitability information provided by the Adviser, the Adviser realized a loss over the past 12 months.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that they were satisfied with the nature, extent and quality of services provided by the Adviser, and that the advisory fee is reasonable and that renewal of the agreement is in the best interests of the Trust and the shareholders of the Fund.

Scotia Partners, LTD**

Nature, Extent and Quality of Services.  The Trustees discussed the nature, extent and quality of services provided to the shareholders of the Fund by the Sub-Adviser since the inception of the Fund and noted no reduction in the level of service provided to the Fund. The Board noted that the Sub-Adviser is responsible for the execution of the Scotia Partners Growth S&P Plus Program, and that the Sub-Adviser has developed and maintains the quantitative investment model that determines how and when trades will be made in the strategy along with trade execution. The Board also noted that there were no regulatory or compliance issues reported to the Board. The Board indicated that they were satisfied with the nature, extent, and quality of services provided by the Sub-Adviser.

Performance. The Trustees then discussed the fact that Sub-Adviser significantly underperformed its benchmark over the 1-year period ending October 31, 2012 (-15.58% as compared to 3.25%) and the since inception period, May 1, 2009, through October 31, 2012 (-4.12% as compared to 5.08%). The Adviser’s representative indicated, during the Meeting, and in the 15(c) materials, that the Sub-Adviser had not performed as well as expected over the previous year, but that the strategy had been successful since 2004, particularly in down markets. The Adviser’s representative indicated during the meeting that it would continue to monitor the performance of the Sub-Adviser, but they believe that the Sub-Adviser’s underperformance is simply a result of a bad year for the strategy. With this in mind, the Board was satisfied that the short term performance of the Sub-Adviser was being monitored by the Adviser, and that the long term performance of the Sub-Adviser’s strategy provided comfort that the Sub-Adviser’s performance would be adequate in the future.

Fees and Expenses.  The Board noted that the Adviser charges an annual advisory fee of 1.75%, and that the Sub-Adviser receives 0.50% from the Adviser.  The Trustees discussed the sub-advisory fee in light of the Fund’s advisory fee and expense ratio compared to the average of those of the funds in its peer group, and Morningstar Category Average.  The Trustees noted that the sub-advisory fee was slightly higher than the lowest amount charged to other accounts managed by the Sub-Adviser, but at the low end of the Sub-Adviser’s fee range, and similar to the fee charged for another mutual fund it manages.  The Board concluded that the sub-advisory fee charged by the Sub-Adviser was reasonable.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an Adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Board that based on the size of the Fund, while breakpoint levels had not been negotiated at this time, economies of scale would be revisited as the size of the Fund materially increases.

Profitability.  The Board considered the profits realized by the Sub-Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund.  The Board noted that no additional benefits were realized by the Sub-Adviser from other activities related to the Fund. After further discussion, the Trustees concluded that while the Sub-Adviser was earning significant profits as measured as a percentage of fees earned, the total net profit in actual dollars earned was not excessive.

Conclusion.  Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the sub-advisory fee is reasonable and that renewal of the agreement is in the best interests of the Trust and the shareholders of the Fund.

Traub Capital Management, LLC***

Nature, Extent and Quality of Services.  The Trustees discussed the nature, extent and quality of services provided to the Fund by the Sub-Adviser since the inception of the Fund and noted no reduction in the level of service provided to the Fund. The Board noted that the Sub-Adviser is responsible for the execution of the Traub FX Strategy, and that the Sub-Adviser has utilizes a quantitative investment model licensed from a third party vendor that indicates how and when trades should be made in the strategy. The Board also noted that there were no regulatory or compliance issues reported to the Board. The Board discussed its positive experience with the Sub-Adviser in its role as an adviser to another fund in the Trust.  The Board indicated that they were satisfied with the nature, extent, and quality of services provided by the Sub-Adviser.

Performance. The Trustees then evaluated the Sub-Adviser’s performance, noting that the Sub-Adviser outperformed the Fund’s benchmark over the 1-year and since inception periods, while closely trailing the Sub-Adviser’s own benchmark over the same periods. The Board concluded that performance was satisfactory and consistent with goals of the Sub-Adviser’s strategy.

Fees and Expenses.  The Board noted that the Adviser charges an annual advisory fee of 1.75%, and that the Sub-Adviser receives 0.70% from the Adviser.  The Trustees compared the Fund’s advisory fee and expense ratio to the average of those of the funds in its peer group, and Morningstar Category Average as well as the fee charged by the Fund’s other Sub-Adviser.  The Trustees noted that the fee was slightly lower than the amount charged to other accounts managed by the Sub-Adviser including the fee charged by the Sub-Adviser as adviser to another fund in the Trust. The Board also noted that the Sub-Adviser has additional costs associated with licensing the PE Investments’ quantitative investment model. Taking this and other information into account, the Board concluded that the sub-advisory fee charged by the Sub-Adviser was reasonable.

Economies of Scale. The Board considered whether economies of scale had been realized with respect to the management of the Fund.  The Trustees agreed that this was primarily a Fund level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Board that based on the size of the Fund, while breakpoint levels had not been negotiated at this time, economies of scale would be revisited as the size of the Fund materially increases.

Profitability.   The Board considered the profits realized by the Sub-Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund.  The Board noted that no additional benefits were realized by the Adviser from other activities related to the Fund. After further discussion, the Trustees concluded that the Sub-Adviser was not earning excessive profits, measured in total dollars or as a percentage of fees earned, from its relationship with the Fund.

Conclusion.  Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the sub-advisory fee is reasonable and that renewal of the agreement is in the best interests of the Trust and the shareholders of the Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

** Effective June 18, 2013, Scotia Partners, LTD is no longer sub-advising the Fund.

*** Effective June 18, 2013, Traub Capital Management, LLC is no longer sub-advising the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

CMG FUNDS

Adviser	CMG Capital Management Group, Inc. 1000 Continental Drive, Suite 570 King of Prussia, Pennsylvania 19406
Administrator	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

\

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds

 17605 Wright Street •Suite 2 • Omaha, NE 68130

1-866-CMG-9456

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 – $28,000

2012 – $22,000

(b)

Audit-Related Fees

2013 – None

2012 – None

(c)

Tax Fees

2013 – $4,000

2012 – $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $4,000

2012 - $4,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/11/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/11/13

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

7/11/13